SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule
                                         14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             FIDELITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
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










                       [FIDELITY BANCORP, INC. LETTERHEAD]



                                 January 7, 2000



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. The Annual Meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2000, at 5:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but it will ensure that your vote is counted if you are unable to attend.

         Your  continued  interest  in  Fidelity  Bancorp,   Inc.  is  sincerely
appreciated.

                                Very truly yours,


                                /s/William L. Windisch
                                William L. Windisch
                                President

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                  412-367-3300
--------------------------------------------------------------------------------
                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON FEBRUARY 8, 2000
--------------------------------------------------------------------------------

         The Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. (the "Company") will be held at 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2000, at 5:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

          (1)  The election of two directors of the Company;

          (2)  To  ratify  the   appointment   of  KPMG  LLP  as  the  Company's
               independent auditors for the fiscal year ending September 30, 2000; and

          (3) Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting. Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

         Stockholders of record of the Company at the close of business on December 21, 1999 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/Susan J. Lowe
                                             Susan J. Lowe,
                                             Secretary

Pittsburgh, Pennsylvania

January 7, 2000

--------------------------------------------------------------------------------
THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 (412) 367-3300
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 8, 2000
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to the holders of the common stock of Fidelity Bancorp, Inc. (the "Company"), the bank holding company of Fidelity Bank, PaSB, Pittsburgh, Pennsylvania (the "Bank"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2000, at 5:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. The Company is the sole stockholder of the Bank. This Proxy Statement is expected to be mailed to stockholders on or about January 7, 2000.

--------------------------------------------------------------------------------
                              VOTING SECURITIES AND
                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Only stockholders of record of the Company at the close of business on December 21, 1999 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 1,892,556 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company issued and outstanding, and the Company has no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting and does not vote cumulatively in the election of directors.

         At the Annual Meeting, stockholders will consider and vote upon (i) the election of two Directors and (ii) to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2000. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Annual Meeting.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominee proposed by the Board of Directors, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Concerning all other matters that may properly come before the Annual Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) for the election of each nominee for director described herein; (ii) for the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2000; and (iii) upon such matters as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies.

         The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Annual Meeting, including matters of which the Company did not receive notice until after December 4, 1999.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Susan J. Lowe, Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237), (ii) submitting a duly executed proxy bearing a later date or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

--------------------------------------------------------------------------------
                        CERTAIN BENEFICIAL OWNERS THEREOF
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports and information provided to the Company, the Company does not know of any person or entity who was a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Voting Record Date, other than those listed below. Security ownership of executive officers named in the Summary Compensation Table and of directors, including Mr. Windisch, is included under "Proposal I - Election of Directors."


Name of Beneficial Owner                      Amount and Nature of
or Number of                               Beneficial Ownership as of      Percent of
Persons in Group                                 December 21, 1999 (1)    Common Stock
------------------                         ----------------------------   ------------
The Banc Funds                                     156,002(3)                8.24%
208 South LaSalle Street
Chicago, IL 60604

Fidelity Bancorp, Inc.                             148,222(2)                7.83%
Employee Stock Ownership Plan
1009 Perry Highway
Pittsburgh, PA 15237

William L. Windisch                                105,723(4)                5.51%
Director; President and Chief
Executive Officer of the Company and Bank

                       (footnotes to follow on next page)

------------------
(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with the respect to the shares. Adjusted to reflect two 10% stock dividends and the 5-for-4 stock split.
(2) Pursuant to a schedule 13G filed by Fidelity Bancorp, Inc. on behalf of three non-employee directors who are the trustees of the Bank's Employee Stock Ownership Plan ("ESOP"), which has shared dispositive power over 148,222 shares of Common Stock. Such shares are voted by the trustee in accordance with instructions from either participants (as to shares allocated to their accounts) or the ESOP trustees as directed by the ESOP committee (as to unallocated shares).
(3) Pursuant to an amended Schedule 13D filed by The Banc Funds, consisting of the following: Bank Fund III L.P., an Illinois Limited Partnership; Bank Fund III Trust; Bank Fund IV L.P., an Illinois Limited Partnership; Bank Fund IV Trust; and Banc Fund V L.P., an Illinois Limited Partnership.
(4)      See Note (5) to the table under "Proposal I - Election of Directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of Forms 3, 4 and 5 filed by officers, directors and 10% beneficial owners of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended September 30, 1999.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Bylaws of the Company presently provide that (i) the Board of Directors shall consist of not less than five members and (ii) the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If the nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the Board of Directors, as proxies, will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Common Stock beneficially owned on the Voting Record Date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Executive Compensation," the number of shares and the percentage of the Company's Common Stock beneficially owned on the Record Date.


                                                      Year First     Current     Shares of Common
                                                       Elected       Term to     Stock Beneficially       Percent of
Name                                     Age(1)      Director(2)      Expire       Owned(3)(4)             Class
----                                     ------      -----------      ------       -----------             -----
                                     BOARD NOMINEE FOR TERM TO EXPIRE IN 2003
Joanne Ross Wilder                         57            1996          2000               5,669                  *

                                     BOARD NOMINEE FOR TERM TO EXPIRE IN 2002
William L. Windisch                        67            1958          2000             105,723(5)            5.51%

                                          DIRECTORS CONTINUING IN OFFICE
J. Robert Gales...............             64            1984          2001              81,284               4.27%
Robert F. Kastelic............             65            1990          2002              13,457                  *
Oliver D. Keefer..............             56            1987          2002              38,040               2.00%
Charles E. Nettrour...........             67            1987          2002              64,000(6)            3.36%

                                 CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Richard G. Spencer............             52                                            45,244               2.36%
Michael A. Mooney.............             45                                            28,846               1.51%
All executive officers and directors as a group (8 persons)........                     382,263(7)           18.95%

------------
*        Represents less than 1% of the outstanding Common Stock.
(1)      As of September 30, 1999.
(2) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3) As of December 21, 1999. Based on information furnished by the respective individuals. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
(4) Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. The amounts of such shares included above are as follows: Mr. Windisch, 27,969 shares; Mr. Gales, 11,340 shares; Mr. Kastelic, 11,340 shares; Mr. Keefer, 11,340 shares; Mr. Nettrour, 11,340 shares; Ms. Wilder, 5,307 shares; Mr. Spencer, 23,571 shares and Mr. Mooney, 23,232 shares.
(5) Includes 40,329 shares of Common Stock owned jointly with Mr. Windisch's wife and 20,748 shares owned solely by Mr. Windisch's wife. Includes 16,677 shares of the Common Stock held in the ESOP which have been allocated to Mr. Windisch's account and 27,969 shares which may be acquired by Mr. Windisch within 60 days pursuant to exercise of stock options. Does not include 11,534 shares held by the ESOP which have not been allocated to participants' accounts, which shares are voted by the trustee of the ESOP in accordance with instructions from Mr. Windisch in his capacity as the Plan Administrator of the ESOP.
(6) Includes 40,949 shares owned by Mr. Nettrour and 11,711 shares owned by Martin & Nettrour, Incorporated.
(7) Includes options for 125,439 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options under the Company's Employee Stock Compensation Program and 32,656 shares of Common Stock held in the ESOP which have been allocated to the accounts of the Bank's officers.

         The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

         Directors
         ---------

         Robert F. Kastelic is President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania. He is also Chairman of the Board of Directors of Quasitronics Inc., an electronic and computer peripheral equipment company in Houston, Pennsylvania.

         Oliver  D.  Keefer  is  owner  of  Ralph  E.  Lane,   certified  public
accountants in Zelienople, Pennsylvania.

         Charles E. Nettrour is President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania.

         William L. Windisch is President and Chief Executive Officer of the Company and Bank.

         Joanne Ross Wilder is President of Wilder, Mahood & Crenney, a legal services firm in Pittsburgh, Pennsylvania.

         J. Robert Gales is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.

         Executive Officers Who Are Not Directors
         ----------------------------------------

         Richard G. Spencer is the Executive Vice President, Chief Financial Officer and Treasurer of the Company and Bank.

         Michael A. Mooney is the Executive Vice President of the Company and Bank and the Chief Lending Officer of the Bank.

Board Meetings and Committees

         The Board of Directors of the Company met 14 times during the fiscal year ended September 30, 1999 and maintains standing Executive, Audit, Investment, Compensation, Nominating, Employee Stock Compensation and Shareholder Value Committees. During the fiscal year ended September 30, 1999, the Board of Directors of the Bank met 13 times. No director attended fewer than 75% of the aggregate number of meetings held during fiscal 1999 by the Board of Directors of the Company or the Bank and by all committees on which he or she served during the year.

         The Audit Committee of the Company and the Bank, which met three times in fiscal 1999, reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, all non-employee directors serve as members of this Committee.

         The Board of Directors, acting as the Nominating Committees of the Company and the Bank considered nominees for election as directors of the Company and the Bank once in fiscal year 1999. The Board of Directors, acting as the Nominating Committee, selects nominees for election as directors of the Company and the Bank. Although the Board of Directors of the Company will consider nominees recommended by stockholders, it has not actively solicited recommendations for nominees from stockholders nor has it established procedures for this purpose. However, the Company's Articles of Incorporation (the
"Articles") allows stockholders entitled to vote at the election to submit nominations. The nominations must be made in writing and submitted to the Company's Secretary no less than 60 days prior to the anniversary date of the immediately preceding annual meeting of the Company stockholders. Furthermore, any nomination not made in compliance with the procedures set forth in the Articles may be refused to be acknowledged by the presiding officer.

         The Compensation Committee of the Company and the Bank met twice in fiscal 1999 and has the responsibility of reviewing the compensation paid by the Company and Bank.

Director Compensation
---------------------

         Except for Mr. Windisch, directors of the Company receive an annual stipend of $10,000 per year without regard to attendance at meetings. No fees are paid by the Company for attending Board or Committee meetings of the
Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $285 for each regular or special Board meeting attended, $285 for the first Bank Committee meeting attended on any date, $104 for any subsequent Bank Committee meeting held on the same date, and $104 for any telephone Bank Committee meeting. Mr. Windisch, as a salaried employee, receives no director's fees. The Company paid a total of $93,183 in directors' fees for the fiscal year ended September 30, 1999.

         At the Company's 1994 Annual Meeting, the stockholders approved the 1993 Directors' Stock Option Plan (the "Directors Plan"). Pursuant to the terms of the Directors Plan, an aggregate of 60,500 of authorized but unissued shares (as adjusted for two 10% stock dividends and a 5-for-4 stock split) were reserved for future issue to non-employee directors. On December 14, 1998, each non-employee director (i.e., Directors Gales, Keefer, Nettrour, Wilder and Kastelic) received options to purchase 1,890 shares of Common Stock from the Directors Plan reserved shares.

Executive Compensation
----------------------

         The following table sets forth, for the fiscal years ended September 30, 1999, 1998 and 1997, certain information as to the total remuneration received by the chief executive officer as well as by each of the two other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during these periods for services rendered in all capacities to the Company.


                          SUMMARY OF COMPENSATION TABLE
                                                     Annual Compensation                  Long Term Compensation Awards
                                             -------------------------------------------  --------------------------
                                                                                                           Securities
                                                                           Other Annual      Restricted    Underlying       All
                                                                           Compensation    Stock Award(s)   Options/       Other
Name & Principal Position           Year     Salary($)(1)     Bonus($)       ($)(2)             ($)         SARs (#) Compensation(3)
-------------------------           ----     ------------     --------     ------------    --------------   ------------------------

William L. Windisch                 1999        159,423        31,847           0                 0         3,000      $78,181(4)
President and CEO                   1998        147,846        25,025           0                 0         3,750      $79,059(4)
                                    1997        140,538        20,250           0                 0         3,781

Richard G. Spencer                  1999(5)      96,839        21,231           0                 0         2,500        5,940
Executive Vice President, CFO       1998         89,585        12,960           0                 0         3,125        4,905
and Treasurer
Michael A. Mooney                   1999(5)      96,839        21,231           0                 0         2,500        4,988
Executive Vice President and        1998         89,462        12,900           0                 0         3,125        3,901
Chief Lending Officer


-----------------
(1) Includes amounts deferred pursuant to the Company's Thrift Plan which allows employees to defer up to 15% of their compensation, up to the maximum established by law.
(2) Does not include amounts attributable to miscellaneous benefits received, including the use of Bank-owned automobiles.
(3) Consists of matching contributions by the Bank on behalf of these executives pursuant to the Bank's Thrift Plan and allocations to their account in the ESOP. The value placed on the ESOP shares assumes a per share value as of the last day of the fiscal year. Also includes benefits received under the Bank's SCP and GTR Plan.
(4) Includes $69,444 in 1998 and $69,444 in 1999 for the amount of benefits received under the Bank's SCP.
(5) No disclosure is provided for the fiscal year ended September 30, 1997 as such executive officer's total annual salary and bonus did not exceed $100,000 during that period.


Employment Agreements

         The Company and the Bank currently have an employment agreement with William L. Windisch, the President and Chief Executive Officer of the Company and the Bank (collectively, the "Employers"). Mr. Windisch's employment agreement commenced on January 1, 1994, with an initial term of three years and was extended effective January 1, 1998, through December 31, 2000 by action of the Board of Directors.

         Mr. Windisch's agreement is terminable by the Employers for just cause, as defined, at any time upon written notice or in the occurrence of certain events specified therein. The agreement contains provisions which provide Mr. Windisch with specified benefits in the event that he is terminated subsequent to a change in control of the Company, as defined, or terminates his employment in connection with a change in control for good reason, as defined in the agreement. The current annual salary for Mr. Windisch under his employment agreement is $155,000, which amount may be adjusted each year as determined by the Board of Directors.

         Payments and other benefits are provided for under the employment agreement in the event of involuntary termination of employment in connection with a change in control of the Company. A payment will also be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Windisch is assigned duties and responsibilities inconsistent with his position and status immediately prior to a change in control. The payment to Mr. Windisch under the employment agreement would generally equal 2.99 times his average annual compensation for the preceding five calendar years, or approximately $458,396 if his employment had been terminated in 1999. Such amount would be paid within five days following the termination of employment. Section 280G of the 1986 Internal Revenue Code, as amended (the "Code") states that severance payments which equal or exceed three times the base compensation of an individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employer is not entitled to deduct the amounts of such excess payments. Mr. Windisch's agreement provides that if the severance payments to him would constitute an excess parachute payment, then the payment would be reduced to the largest amount that could be paid without constituting an excess parachute payment. If Mr. Windisch's employment is terminated for reasons other than for cause and other than in connection with or subsequent to a change in control, he will be entitled to a severance payment equal to 2.99 times his then current base salary.

         The Company also entered into three-year employment agreements with Richard G. Spencer and Michael A. Mooney effective as of January 1, 1994. The agreements provide for change in control payments equal to 2.99 times Mr. Spencer's and Mr. Mooney's average compensation, in each case subject to the limits of Section 280G of the Code. If employment is terminated for reasons other than for cause, disability, retirement or death and other than in connection with or subsequent to a change in control, the agreements provide for severance equal to one times the officer's then current annual base salary, plus the continuation of various benefits for one year.

Benefit Plans

         In 1998, the Bank implemented two new benefit plans for certain officers of the Bank. First, the Group Term Replacement Plan ("GTR") is a plan where the Bank applies for and owns a life insurance policy on the life of the employee. By way of a separate split dollar agreement, the policy interests are divided between the Bank and the employee. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed to the employee and his or her beneficiary. The Bank also implemented the Salary Continuation Plan ("SCP") which is a non-qualified executive benefit plan where the Bank agrees to pay the executive additional benefits in the future, usually at retirement. In 1998, pursuant to the SCP, the Bank entered into three separate agreements with Messrs. Windisch, Spencer and Mooney.

Stock Compensation Programs

         The following tables set forth information concerning options granted to the named executives.

                                           OPTION/SAR GRANTS TABLE

                                        Option/SAR Grants in Last Fiscal Year
                       -----------------------------------------------------------------
                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                                                                           Annual Rates of Stock
                                                                                          Price Appreciation for
                                  Individual Grants                                               Option Term
                                  -----------------------------------------------------   -------------------------
                         Number of       % of Total
                         Securities     Option/SARs
                         Underlying      Granted to      Exercise or
                        Option/SARs     Employees in     Base Price       Expiration
         Name            Granted (#)    Fiscal Year         ($/Sh)            Date             5% ($)       10% ($)
-------------------      -----------    -----------         ------            ----             ------       -------
William L. Windisch         3,000           10.39%           17.75      Dec. 31, 2008          33,489       84,867
Richard G. Spencer          2,500            8.66            17.75      Dec. 31, 2008          27,907       70,722
Michael A. Mooney           2,500            8.66            17.75      Dec. 31, 2008          27,907       70,722



                                            OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                           Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                           --------------------------------------------------------------------------------
                                                                                   Number of Securities
                                                                                  Underlying Unexercised       Value of Unexercised
                                   Shares Acquired                                       Option/SARs        In-The-Money Option/SARs
                                         on                  Value Realized              at FY-End (#)              at FY-End (2)($)
        Name                          Exercise                   ($)(1)         Exercisable/Unexercisable  Exercisable/Unexercisable
        ----                          --------                   ------         -------------------------  -------------------------
William L. Windisch                    1,335                     17,335                    27,375 / 594              92,396 / 0
Richard G. Spencer                     1,046                     14,179                    23,571 /   -              69,514 / 0
Michael A. Mooney                        589                      5,834                    23,232 /   -              66,961 / 0

-------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee (the "Committee") of the Company consists of Directors Gales, Kastelic, Keefer, Nettrour, and Wilder, with Director Nettrour acting as Chairman. This committee also serves as the Compensation Committee for the Bank. Members of the Committee are non-employee directors of the Company and Bank. The Committee met twice during the fiscal year to review the performance of the Bank's officers and employees, and to recommend compensation programs and salary actions for the Bank and its personnel.

Board Compensation Committee Report on Executive Compensation

         The Compensation Committee has been assigned the responsibility of recommending compensation levels, and components of and changes to benefit programs and employment agreements for the executive officers to the Board of Directors. The Committee met two times during the past year to review executive management's current compensation and participation in benefit programs, and the terms of the existing employment agreements. They also made recommendations to the Board of Directors regarding compensation increases, and adjustments to the terms of the employment agreements.

         The criteria used by the Committee to aid in determining management compensation included an analysis of a currently published compensation survey, a comparison of the Company's base salary, bonus and benefit programs with savings and commercial banks of comparable size operating in the Bank's geographic area, and a review of the Bank's current operating results as they compare to overall Bank profitability. Additionally, the Committee also reviews the individual performance of each executive officer and the contribution that person has made to the Company during the year.

         The  Compensation  Committee has  established the following goals to be
accomplished  by  the  compensation   programs  as  they  pertain  to  executive
management:

o To motivate the executive officers to diligently pursue the enhancement of stockholder value.

o To provide opportunities to earn compensation consistent with competitive norms in the community in which the Company operates.

o    To reward the executives for achieving strategic performance initiatives.

         For the calendar year ending December 31, 1999, President and Chief Executive Officer William L. Windisch received an annual increase in base salary from $150,000 to $155,000. In arriving at its recommendation, the Committee considered the overall profitability of the Company during the past year.

         The  Board  of  Directors  has   established  a  Management   Incentive
Compensation Plan, which provides for the payment of bonuses to senior executives. The Plan specifies that a pool of funds will be created based upon the Bank achieving certain income and other miscellaneous goals. The full amount of the pool will be paid upon the attainment of 90% of the goal. Mr. Windisch's share of any pool created will be 30%. The amount of that bonus for calendar year 1999 is $43,417. For additional information on Mr. Windisch's compensation, please see the sections on Executive Compensation, Employment Agreements, and Stock Compensation Programs.

Certain Relationships and Related Transactions

         The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Charles E. Nettrour, a director of the Company, is the President and sole owner of Martin & Nettrour, Incorporated, which provides insurance and brokerage services to the Bank. During the fiscal year ended September 30, 1999, that firm received $64,957 from the Bank in annualized general and group life, health and long-term disability insurance premiums.

Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on September 30, 1993 and the reinvestment of dividends when paid.


                                [GRAPH OMITTED]


========================== ============ ============ ============ =========== ============ ============ ============
                               9/30/93      9/30/94      9/30/95     9/30/96      9/30/97      9/30/98      9/30/99
-------------------------- ------------ ------------ ------------ ----------- ------------ ------------ ------------
Nasdaq U.S.                      $1000       $1,008       $1,393      $1,652       $2,268       $2,318       $3,747
-------------------------- ------------ ------------ ------------ ----------- ------------ ------------ ------------
Nasdaq Bank                      $1000        1,052        1,326       1,693        2,820        2,798        2,981
-------------------------- ------------ ------------ ------------ ----------- ------------ ------------ ------------
Fidelity Bancorp                 $1000        1,113        1,069       1,401        1,835        2,092        1,577
========================== ============ ============ ============ =========== ============ ============ ============


       The above provides comparisons at the end of the past six fiscal years of the Company. There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
       PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

       KPMG LLP was the Company's independent auditor for the 1999 fiscal year. The Board of Directors has approved the selection of KPMG LLP as its auditor for the 2000 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

       Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP as the Company's auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

       The audited financial statements of the Company for its fiscal year ended September 30, 1999, prepared in conformity with generally accepted accounting principles, are included in the Company's 1999 Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Company's 1999 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

       In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237, no later than September 9, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

       In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by December 10, 2000. The Company's Bylaws provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by December 10, 2000, the proposal will not be eligible for presentation at that meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

       The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

       The cost of  solicitation  of proxies will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/Susan J. Lowe
                                            Susan J. Lowe,
                                            Secretary

Pittsburgh, Pennsylvania
January 7, 2000

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 (412) 367-3300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 8, 2000
--------------------------------------------------------------------------------

       The undersigned hereby appoints the Board of Directors of Fidelity Bancorp, Inc. ("Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2000 at 5:00 p.m. ("Meeting") and at any and all adjournments thereof, as follows:

                                                   FOR     WITHHELD      EXCEPT
                                                   ---     --------      ------
1. The election as a director of all nominees
   listed below for terms specified (except as
   marked below to the contrary).                  [ ]       [ ]          [ ]

   William L. Windisch (two years)
   Joanne Ross Wilder (three years)

INSTRUCTIONS: To withhold your vote for any individual nominee, mark "Except" and insert that nominee's name on the line provided below.


                                                   FOR     AGAINST      ABSTAIN
                                                   ---     -------      -------

2. The ratification of the appointment of          [ ]       [ ]          [ ]
   KPMG LLP as auditors of the
   Company for the 2000 fiscal year.

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" Propositions 1 and 2.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSITIONS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated January 7, 2000, and an annual report.



Dated:                        Check box if planning to attend Meeting     [ ]
      -----------------------





--------------------------------------            ------------------------------
PRINT NAME OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER





--------------------------------------            ------------------------------
PRINT NAME OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER



       Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------